UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 4, 2025

AGRIFORCE GROWING SYSTEMS, LTD.

(Exact Name of Registrant as Specified in Charter)

British Columbia	001-40578	NA
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800-525 West 8th Avenue Vancouver, BC, Canada	V5Z1C6
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (604) 757-0952

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	AGRI	The Nasdaq Capital Market

FORWARD-LOOKING STATEMENTS

This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively, the “Filings”) contain or may contain forward-looking statements and information that are based upon beliefs of, and information currently available to, Registrant’s management as well as estimates and assumptions made by Registrant’s management. When used in the Filings the words “anticipate,” “believe,” “estimate,” “expect,” “future,” “intend,” “plan” or the negative of these terms and similar expressions as they relate to Registrant or Registrant’s management identify forward-looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant’s industry, Registrant’s operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward-looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

Item 5.02 CFO Transition

On March 4, 2025, the Company announced a transition in its CFO from Richard Wong to Chris Polimeni. Mr. Wong will remain in a consulting role with the Company for a period of up to three months and at the end of the transition will receive compensation equal to six months of salary in addition to any compensation to that date at his compensation rate during his tenure as CFO.

Chris Polimeni brings more than 30 years of extensive financial and operational expertise to AgriFORCE. Since 2020, he has served as President and CEO of Polimeni & Associates, Inc., a financial consulting firm specializing in fractional CFO services, debt and equity capital raises, SEC reporting, mergers and acquisitions, internal control evaluations, reorganizations, and technology strategic planning. Prior to that, he served as Executive Vice President, CFO/COO of Accelerate360 Holdings, LLC and its subsidiary, a360 Media, LLC (formerly American Media, LLC) for 15 years, where he played a key role in acquisitions, corporate finance, SEC reporting, and corporate management.

Mr. Polimeni is being compensation at the rate of $15,000 per month which shall increase to $20,000 per month upon the end of Mr. Wong’s consulting period.

Item 9.01 Exhibit

99.1	Press Release dated March 4, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 10, 2025

AGRIFORCE GROWING SYSTEMS, LTD.

By:	/s/ Jolie Kahn
Name:	Jolie Kahn, CEO